UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report: (Date of earliest event reported) January 5, 2005

                                   eCLIC, INC.
                                   ------------
(Name of small business issuer in its charter)

          Nevada                      000-26181                   86-0945116
          ------                      ---------                   ----------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

            425 Madison Avenue, Suite 902, New York N.Y. 10017
           -----------------------------------------------------
           (Address of principal executive offices)  (Zip Code)

                  (212) 874-6608        (212) 874-5027
             -----------------------------------------
             Issuer's Telephone Number       Fax

                             Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure

On January 5, 2005, eClic, Inc., a Nevada corporation, issued a press release that the eClic Shareholders gain an equity participation in AngioGenex, Inc. a private company with technology related to diagnosing cancer, potential therapies for the treatment of cancer and treatment of other non-cancerous diseases. A copy of the press release is furnished as Exhibit 99.6 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits:

99.6 Press Release Issued on January 4, 2005 by eClic, Inc.*

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 5, 2005              eCLIC, INC.

                                    By:  /s/ Evangelina Esparza Barrza
                                       -----------------------------------------
                                            Evangelina Esparza Barrza
                                            President

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